INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 17 – INCOME TAXES
For financial reporting purposes, loss before income taxes includes the following components:

	Years Ended December 31,
	2019	2018	2017
Canada	$(578)	$5,934	$8,602
United States	(42,578)	(42,461)	(65,071)
Foreign	26,382	9,686	34,592

Loss before income taxes	$(16,774)	$(26,841)	$(21,877)

Income tax
(
benefit
)

expense includes income and withholding taxes incurred in the following jurisdictions:

	Years Ended December 31,
	2019	2018	2017
Current:
Canada	$—	$—	$—
United States	125	350	—
Foreign	23,734	7,148	7,652

	23,859	7,498	7,652

Deferred:
Canada	$—	$—	$—
United States	—	—	—
Foreign	(64,655)	(2,609)	529

	(64,655)	(2,609)	529

Total income tax ( benefit ) expense	$(40,796)	$4,889	$8,181

TIP Inc.’s portion of taxable income or loss is subject to corporate taxation in both the U.S. and Canada as a result of the structure of the Arrangement. The federal statutory rates applicable for the U.S. and Canada for the year ended December 31, 201
9
are 21% and 25%, respectively. The Company has historically incurred taxable losses which have resulted in Net Operating Loss (“NOL”) carryforwards that may be used by the Company to offset future income taxable in the U.S. and Canada. The portion of the Company’s taxable income or loss attributable to the noncontrolling interests of Trilogy LLC is taxed directly to such members. Consequently, no provision for income taxes, other than minimal withholding taxes, has been included in the financial statements related to this portion of taxable income. The Company’s subsidiaries file income tax returns in their respective countries. The statutory tax rates for 2degrees and NuevaTel for the year ended December 31, 201
9
are 28% and 25%, respectively.

The reconciliation between income tax expense (benefit) from continuing operations and the income tax expense (benefit) that results from applying the Canadian federal statutory rate of 25% to consolidated pre-tax earnings is as follows:

	Years Ended December 31,
	2019	2018	2017
Income tax benefit at Canadian federal rate	$(4,194)	$(6,710)	$(5,469)
Earnings attributable to non-tax paying entities	3,502	3,815	8,597
Foreign rate differential	1,878	714	(1,996)
Change in valuation allowance	(45,037)	19,398	(21,586)
Effect of intercompany asset transfer	—	(23,484)	25,987
Impact of tax law changes	—	7,237	5,068
Foreign withholding tax incurred	1,316	2,259	692
Withholding taxes on unrepatriated foreign earnings	(2,281)	(1,212)	2,215
Inflation adjustment	(1,824)	(2,235)	(1,333)
Permanent adjustments	3,322	503	(3,001)
Foreign exchange translation	30	2,668	(1,464)
Other – net	2,492	1,936	471

Total	$(40,796)	$4,889	$8,181

The components of deferred tax assets and liabilities are as follows:

	December 31, 2019	December 31, 2018
Intangible assets	$9,457	$10,100
Fixed assets	18,503	20,445
Bad debt allowance	5,332	4,471
NOL and foreign tax credit carryforwards	23,920	24,759
Accrued liabilities	9,106	8,317
Inventory valuation	716	763
Excess business interest expense	9,489	4,625
Equity based compensation	2,678	2,885
Transaction costs	777	1,364
Tower sale deferred gain	13,758	—
Tower sale financing obligation	4,198	—
Other	6,293	4,211

Subtotal	$104,227	$81,940
Less: valuation allowance	(25,348)	(70,279)
Total net deferred tax assets	$78,879	$11,661
Fixed assets	$(963)	$(915)
NRS contract asset	(4,914)	—
Withholding taxes on unrepatriated foreign earnings	(9,523)	(11,439)
Total deferred tax liabilities	$(15,400)	$(12,354)
Net deferred tax asset (liability)	$63,479	$(693)
Classified on the balance sheet as:
Deferred tax asset	$73,216	$10,746
Deferred tax liability	$(9,737)	$(11,439)
	$63,479	$(693)
As of December 31, 2019, the Company had NOL carryforwards related to our operations in New Zealand of approximately $36 million. Such tax losses carry forward indefinitely provided that 2degrees shareholder continuity requirements are met. The Arrangement completed on February 7, 2017 resulted in a recapitalization of the Trilogy LLC’s members’ units. Additionally, as discussed in Note 11 – Equity, certain Trilogy LLC Class C Units were redeemed for Common Shares through December 31, 2019 and additional redemptions occurred subsequent to the year end and through the date of issuance of these financial statements. The impact of the redemptions through December 31, 2019 did not result in loss of NOL carryforwards. The redemptions subsequent to year end are not expected to materially impact continuity for the remaining NOL carryforwards. Common Shares held by historical equity holders in Trilogy LLC and 2degrees will continue to be assessed in connection with shareholder continuity requirements.
Additionally, as of December 31, 2019, TIP Inc. (and its wholly owned U.S. subsidiary) had NOL carryforwards of $45 million and $10 million in the U.S. and Canada, respectively. The U.S. NOL carryforwards generated prior to December 31, 2017 carry forward for a period of 20 years while the U.S. NOL carryforwards generated after December 31, 2018 carry forward indefinitely. The Canadian NOL carries forward for a period of 20 years. The future utilization of all loss carryforwards are contingent upon certain shareholder continuity and other requirements being met. As of December 31, 2019, these NOL carryforwards continue to be retained.
Management assesses the need for a valuation allowance in each tax paying component or jurisdiction based upon the available positive and negative evidence to estimate whether sufficient taxable income will exist to permit realization of the deferred tax assets.
On the basis of this evaluation, as of December 31, 2019 our valuation allowance was
$25
million.
The change from December 31, 2018 to December 31, 2019 primarily related to a $45 million reduction in the valuation allowance against the Company’s net deferred tax assets in New Zealand as these deferred tax assets are expected to be realizable. This benefit was recorded within Income tax benefit (expense) in our Consolidated Statements of Operations and Comprehensive Income (Loss). The remaining valuation allowance relates to deferred tax assets for TIP Inc. and its U.S. corporate subsidiaries. The amount of the Company’s deferred tax assets considered realizable could be adjusted if estimates of future taxable income during the carryforward periods are reduced or increased.
We are subject to taxation in Bolivia, New Zealand, the United States and Canada. As of December 31, 2019, the following are the open tax years by jurisdiction:

New Zealand	2014 – 2019
Bolivia	2014 – 2019
United States	2016 – 2019
Canada	2015 – 2019
Supplemental Cash Flow Disclosure:

	Years Ended December 31,
	2019	2018	2017
Income and withholding tax paid	$11,874	$15,217	$11,628